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                                                              EXHIBIT 10(r)(xvi)


                            AMENDMENT NUMBER FOUR TO
                          LOAN AND SECURITY AGREEMENT
                                   QMS, INC.

   This AMENDMENT NUMBER FOUR TO LOAN AND SECURITY AGREEMENT (this "Amendment") is entered into as of January 22, 1997, by and between Foothill Capital Corporation, a California corporation ("Foothill"), on the one hand, and QMS, Inc., a Delaware corporation ("Borrower"), with reference to the following facts:

A. Foothill and Borrower heretofore have entered into that certain Loan and Security Agreement, dated as of November 7, 1995 as amended by that certain Amendment Number One to Loan and Security Agreement, dated as of December 4, 1995, as further amended by that certain Amendment Number Two to Loan and Security Agreement, dated as of February 7, 1996, and as further amended by that certain Amendment Number Three to Loan and Security Agreement, dated as of July 31, 1996 (as so amended and otherwise modified from time to time, the "Agreement");

B. Borrower has requested Foothill to amend the Agreement to extend the Term Loan B Funding Window to expire on March 1, 1997;

C. Foothill is willing to so amend the Agreement in accordance with the terms and conditions hereof; and

D. All capitalized terms used herein and not defined herein shall have the meanings ascribed to them in the Agreement, as amended hereby.

   NOW, THEREFORE, in consideration of the above recitals and the mutual premises contained herein, Foothill and Borrower agree as follows:

1. Amendment to the Agreement.
   --------------------------

      a. The definition of "Term Loan B Funding Window" contained in Section 1.1 of the Agreement hereby is deleted in its entirety and the following hereby is substituted in lieu thereof:

      "Term Loan B Funding Window" means the period commencing on the Closing
       --------------------------
Date and ending on March 1, 1997 (which end date Foothill in its sole discretion may (but shall not be obligated to) extend upon Borrower's written request for such extension.

   2. Representations and Warranties.  Borrower hereby represents and warrants
      ------------------------------
to Foothill that (a) the execution, delivery, and performance of this Amendment and of the Agreement, as amended by this Amendment, are within its corporate powers, have been duly authorized by all necessary corporate action, and are not in contravention of any law, rule, or regulation, or any order, judgment, decree, writ, injunction, or award of any arbitrator, court, or governmental authority, or of the terms of its charter or bylaws, or of any contract or undertaking to which it is a party or by which any of its properties may be bound or affected, and (b) this Amendment and the Agreement, as amended by this Amendment, constitute Borrower's legal, valid, and binding obligation, enforceable against Borrower in accordance with its terms.

   3. Conditions Precedent to Amendment.  The satisfaction of each of the
      ---------------------------------
following on or before, unless otherwise specified below, shall constitute conditions precedent to the effectiveness of this Amendment:

      a. Foothill shall have received the reaffirmation and consent of the Guarantors attached hereto as Exhibit A, duly executed and delivered by the
                              ---------
respective authorized officials thereof;

      b. Foothill shall have received a certificate from the Secretary of Borrower attesting to the incumbency and signatures of authorized officers of Borrower and to the resolutions of Borrower's Board of Directors authorizing its
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execution and delivery of this Amendment and the performance of this Amendment and the Agreement as amended by this Amendment, and authorizing specific officers of Borrower to execute and deliver the same;


      c. Foothill shall have received a certificate from the Secretary of each Guarantor attesting to the incumbency and signatures of authorized officers of the Guarantor and to the resolutions of the Guarantor's Board of Directors authorizing its execution and delivery of the reaffirmation and consent of that Guarantor attached hereto as Exhibit A, and authorizing specific officers of
                             ---------
that Guarantor to execute and deliver the same;

      d. Foothill shall have received all required consents of Foothill's participants in the Obligations to Foothill's execution, delivery, and performance of this Amendment;

      e. The representations and warranties in this Amendment, the Agreement as amended by this Amendment, and the other Loan Documents shall be true and correct in all respects on and as of the date hereof, as though made on such date (except to the extent that such representations and warranties relate solely to an earlier date);

      f. No Event of Default or event which with the giving of notice or passage of time would constitute an Event of Default shall have occurred and be continuing on the date hereof, nor shall result from the consummation of the transactions contemplated herein;

      g. No injunction, writ, restraining order, or other order of any nature prohibiting, directly or indirectly, the consummation of the transactions contemplated herein shall have been issued and remain in force by any governmental authority against Borrower, Foothill, or any of their Affiliates;

      h. The Collateral shall not have declined materially in value from the values set forth in the most recent appraisals of field examinations previously done by Foothill;

      i. All other documents and legal matters in connections with the transactions contemplated by this Amendment shall have been delivered or executed or recorded and shall be in form and substance satisfactory to Foothill and its counsel.

   4. Effect on Agreement.  The Agreement, as amended hereby, shall be and
      -------------------
remain in full force and effect in accordance with its respective terms and hereby is ratified and confirmed in all respects. The execution, delivery, and performance of this Amendment shall not operate as a waiver of or, except as expressly set forth herein, as an amendment, of any right, power, or remedy of Foothill under the Agreement, as in effect prior to the date hereof.

   5. Further Assurances.  Borrower shall, and shall cause Guarantor to, execute
      ------------------
and deliver all agreements, documents, and instruments, in form and substance satisfactory to Foothill, and take all actions as Foothill may reasonably request from time to time, to perfect and maintain the perfection and priority of Foothill's security interests in the Collateral, the collateral in which Guarantor has granted or is required to grant security interest in favor of Foothill, and the Real Property, and to fully consummate the transactions contemplated under this Amendment and the Agreement, as amended by this Amendment.

   6. Miscellaneous.
      -------------

      a. Upon the effectiveness of this Amendment, each reference in the Agreement to "this Agreement", "hereunder", "herein", "hereof" or words of like import referring to the Agreement shall mean and refer to the Agreement as amended by this Amendment.

      b. Upon the effectiveness of this Amendment, each reference in the Loan Documents of the "Loan Agreement", "thereunder", "therein", "thereof" or words of like import referring to the Agreement shall mean and refer to the Agreement as amended by this Amendment.

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      c. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this Amendment by signing any such counterpart.

   IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first written above.


                                         FOOTHILL CAPITAL CORPORATION
                                         a California corporation

                                         By:  /s/ Lisa M. Gonzales
                                            --------------------------------
                                             Lisa M. Gonzales
                                         Title:  Assistant Vice President

                                         QMS, INC.,
                                         a Delaware Corporation

                                         By:  /s/ R. A. Wiggins
                                            --------------------------------
                                            Richard Wiggins
                                         Title:  Vice President & Controller


                                   EXHIBIT A
                                   ---------

                           Reaffirmation and Consent

      All capitalized terms used herein but not otherwise defined herein shall have the meanings ascribed to them in that certain Amendment Number Four to Loan and Security Agreement, dated as of January 22, 1997 (the "Amendment"). Each of the undersigned hereby (a) represents and warrants to Foothill that the execution, delivery, and performance of this Reaffirmation and Consent are within its corporate powers, have been duly authorized by all necessary corporate action, and are not in contravention of any law, rule, or regulation, or any order, judgment, decree, writ, injunction, or award of any arbitrator, court, or governmental authority, or of the terms of its charter or bylaws, or of any contract or undertaking to which it is a party or by which any of its properties may be bound or affected; (b) consents to the amendment of the Agreement by the Amendment; (c) acknowledges and reaffirms its obligations owing to Foothill under its Guaranty and each of the other loan Documents to which it is a party; and (d) agrees that each of the Guaranty and the other Loan Documents to which it is a party is and shall remain in full force and effect. Although each of the undersigned has been informed of the matters set forth herein and has acknowledged and agreed to same, it understands that Foothill has no obligation to inform it of such matters in the future or to seek its acknowledgment or agreement to future amendments, and nothing herein shall create such a duty.

                                    QMS CIRCUITS, INC., a Delaware Corporation

                                    By:  /s/ R. A. Wiggins
                                       --------------------------------
                                         Richard Wiggins
                                    Title:  Secretary and Treasurer

                                    QMS CANADA, INC., a corporation incorporated under the laws of Canada

                                    By:  /s/ R. A. Wiggins
                                       --------------------------------
                                         Richard Wiggins
                                         Title: Secretary and Treasurer

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